LOOMIS SAYLES BOND FUND

Supplement dated July 1, 2014 to the Loomis Sayles Bond Fund (the “Fund”) Summary Prospectus and

Prospectus, each dated February 1, 2014 as may be revised and supplemented from time to time.

Effective July 1, 2014, NGAM Advisors, L.P. (“NGAM Advisors”) has given a binding contractual undertaking to the Fund to reimburse any and all transfer agency fees for Class N shares of the Fund.

Accordingly, the Annual Fund Operating Expenses table and the Example table within the section “Fund Fees & Expenses” are amended and restated as follows with respect to the Fund:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Retail Class	Admin Class	Class N
Management fees	0.51%	0.51%	0.51%	0.51%
Distribution and/or service (12b-1) fees	0.00%	0.25%	0.25%	0.00%
Other expenses[1]	0.12%	0.16%	0.43%[2]	1.63%
Total annual fund operating expenses	0.63%	0.92%	1.19%	2.14%
Fee waiver and/or expense reimbursement[3,4]	0.00%	0.00%	0.00%	1.53%
Total annual fund operating expenses after the fee waiver and/or expense reimbursement	0.63%	0.92%	1.19%	0.61%

1	The expense information shown in the table above may differ from the expense information disclosed in the Fund’s financial highlights table because the financial highlights table reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.
2	Other expenses include an administrative services fee of 0.25% for Admin Class shares.
3	Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 0.70%, 0.95%, 1.20% and 0.65% of the Fund’s average daily net assets for Institutional Class shares, Retail Class shares, Admin Class shares and Class N shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2015 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 0.70%, 0.95%, 1.20% and 0.65% of the Fund’s average daily net assets for Institutional Class shares, Retail Class shares, Admin Class shares and Class N shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.
4	NGAM Advisors has given a binding contractual undertaking to the Fund to reimburse any and all transfer agency expenses for Class N shares. This undertaking is in effect through January 31, 2016 and may be terminated before then only with the consent of the Fund’s Board of Trustees.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same, except that the example for Class N shares is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for 19 months and on the Total Annual Fund Operating Expenses for the remaining periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class	$64	$202	$351	$786
Retail Class	$94	$293	$509	$1,131
Admin Class	$121	$378	$654	$1,443
Class N	$62	$430	$921	$2,276

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